UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2020

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

In its May 15, 2020 issue, the journal Circulation published online an article titled: β-Arrestin-Biased Angiotensin II Receptor Agonists for COVID-19, Manglik A, Wingler LM, Rockman, HA, Lefkowitz, RJ. This article hypothesizes that targeting the AT1 receptor with a selective agonist, such as TRV027, may offer a new approach to disrupting the cellular pathway that contributes to COVID-19-related acute respiratory distress syndrome (ARDS). It also proposes the potential therapeutic advantage of this approach compared to angiotensin receptor blockers (ARBs) and ACE inhibitors currently being investigated in clinical trials, due to the unique downstream signaling effects of an AT1 receptor selective agonist. Trevena, Inc. (the “Company”) has received interest from multiple institutions regarding potential studies that could evaluate the use of its investigational new drug, TRV027, in COVID-19 patients. TRV027 has previously been studied in 691 patients, completed a Phase 2b trial in acute heart failure, and has a well-established safety profile.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the Company’s strategy, future operations, clinical development and trials of its product candidates, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties related to the global COVID-19 pandemic; the status, timing, costs, results and interpretation of the Company’s clinical trials or any future trials of any of the Company’s product candidates; the uncertainties inherent in conducting clinical trials; expectations for regulatory interactions, submissions and approvals, including the Company’s assessment of the discussions with FDA and the timing of FDA’s decision on the oliceridine NDA; available funding; and other factors discussed in the Risk Factors set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other filings the Company makes with the SEC from time to time. In addition, the forward-looking statements included in this report represent the Company’s views only as of the date hereof. The Company anticipates that subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: May 18, 2020	By:	/s/ Barry Shin
Barry Shin
Senior Vice President, Chief Financial Officer